 SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                                                            CURRENT REPORT
                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                   Date of Report (Date of earliest event reported): March 22, 2001

                                                          LUXTEC CORPORATION
                                          (Exact Name of Registrant as Specified in Charter)

         Massachusetts                   0-14961                       04-2741310
(State or Other Jurisdiction           (Commission File             (I.R.S. Employer
       of Incorporation)                Number)                      Identification No.)

                                        99 Hartwell Street, West Boylston, Massachusetts 01583
                                          (Address of Principal Executive Offices) (Zip Code)

                                                            (508) 835-9700
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not applicable
                                  (Registrant's Name or Former Address, if Changed Since Last Report)
6 Item 4. Changes in Registrant's Certifying Accountant. ---------------------------------------------

        On March 22, 2001, Luxtec replaced Arthur Andersen LLP (“Andersen”) as its principal independent auditors, and engaged Deloitte & Touche LLP (“Deloitte”) as its principal independent auditors. The decision to change auditors was recommended by management of Luxtec and approved by Luxtec’s Board of Directors and Audit Committee.

        Andersen’s reports on Luxtec’s financial statements for fiscal years ended October 31, 1999 and October 31, 2000 do not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that Andersen’s report on Luxtec’s financial statements for each of the fiscal years ended October 31, 1999 and October 31, 2000 contain a modification as to the uncertainty of Luxtec’s ability to continue as a going concern.

        During Luxtec’s fiscal years ended October 31, 1999 and October 31, 2000 and through the subsequent interim period to March 22, 2001, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable “events” as listed in Item 304(a)(1)(A-D) of Regulation S-K.

        During Luxtec’s fiscal years ended October 31, 1999 and October 31, 2000 and through the subsequent interim period to March 22, 2001, Luxtec has not consulted with Deloitte regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Luxtec has provided Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Andersen has provided a letter to Luxtec, addressed to the Commission, which is filed as Exhibit 16.1 to this Form 8-K. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. ------------------------------------------------------------------ (c) Exhibits: 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March [__], 2001. Item 8. Change in Fiscal Year. --------------------- On March 22, 2001, Luxtec's Board of Directors approved a change in Luxtec's fiscal year-end from October 31 to June 30.

        On March 2, 2001, Luxtec consummated the merger (the “Merger”) of Laser Merger Sub, Inc., a wholly-owned subsidiary of Luxtec, with and into PrimeSource Surgical, Inc. (“PrimeSource”). The transaction will be accounted for as a reverse merger, with PrimeSource being considered the acquirer from an accounting perspective. As a consequence, the financial statements of PrimeSource, which will be filed as an amendment to the Form 8-K filed by Luxtec with the Commission on March 17, 2001, will constitute the financial statements of Luxtec going-forward and thus no transition period will result from the change in Luxtec’s fiscal year-end.

                                                               SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUXTEC CORPORATION

                                            /s/Michael K. Bayley
                                               -----------------
                                            By:
                                               MICHAEL K. BAYLEY
                                               Chief Financial Officer
Date: March 29, 2001 EXHIBIT INDEX Exhibit Designation Nature of Exhibit ----------- -----------------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 28, 2001.

Exhibit 16.1 ------------ Office of the Chief Accountant Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549 March 28, 2001 Dear Sir/Madam:

We have read the Item 4 included in the Form 8-K dated March 22, 2001of Luxtec Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours, /s/Arthur Andersen LLP Cc: Mr. Michael Bayley Chief Financial Officer